                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   July 24, 1996

                        Commission File Number 1-09772

                              PIMCO ADVISORS L.P.
            (Exact name of registrant as specified in its charter)

         Delaware                         1-09772                06-1349805
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                           800 Newport Center Drive
                           Newport Beach, CA 92660
                   (Address of principal executive offices)
                                  (Zip Code)

                                (714) 717-7022
              (Registrant's telephone number, including area code)

             This Form 8-K contains 3 sequentially numbered pages.
                                    -
            Exhibit Index, located at sequentially numbered page 3.
                                                                 -

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(i) On July 23, 1996, PIMCO Advisors L.P. appointed Price Waterhouse LLP to replace Deloitte & Touche LLP as its independent accountant.

(ii) The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Registrant's Audit Committee and Equity Board participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and for the subsequent interim period through July 23, 1996, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in any of their reports.

ITEM 7.  MATERIALS TO BE FILED AS EXHIBITS.

         Exhibit No.           Exhibit
         -----------           -------
            16                 Letter from Deloitte & Touche LLP regarding
                               representations in the Form 8-K.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PIMCO ADVISORS L.P.




Date  July 29, 1996              By    /s/ Robert M. Fitzgerald
     ----------------                 ------------------------------
                                           Robert M. Fitzgerald
                                           Senior Vice President and
                                           Chief Financial Officer

                              PIMCO ADVISORS L.P.

                               INDEX TO EXHIBIT


         Exhibit No.                Exhibit
         -----------                -------
             16                     Letter from Deloitte & Touche LLP
                                    regarding representations in the Form 8-K.
